                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________

                          AMENDMENT NO. 1 TO FORM 8-K
                                      ON
                                  FORM 8-K/A

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                 ______________



Date of Report (Date of earliest event reported):  JANUARY 2, 2001



                              ORGANOGENESIS, INC.
            (Exact name of registrant as specified in its charter)


    DELAWARE                                  1-9898                                   04-2871690
------------------                     ---------------------                      ---------------------
(State or other                          (Commission                                (IRS Employer
jurisdiction of                          File Number)                               Identification No.)
incorporation)


                        150 DAN ROAD, CANTON. MA 02021
               -------------------------------------------------
              (Address of principal executive offices) (ZipCode)


Registrant's telephone number, including area code: (781) 575-0775
                                                    --------------

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The sole purpose of this amendment is to add two exhibits to the current Report on Form 8-K filed by Organogenesis, Inc. on March 8, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

* 10.1 Amendment V as of January 2, 2001 to the License and Supply Agreement, by and between Organogenesis, Inc. and Novartis Pharma AG., formerly Sandoz Pharma Ltd.

* 10.2 Securities Purchase Agreement, dated February 23, 2001 by and between Organogenesis, Inc. and Novartis Pharma AG., formerly Sandoz Pharma Ltd.

**99.1 The Registrant's Press Release dated February 8, 2001 entitled "HCFA Establishes National Level of Reimbursement for Apligraf Applied in a Doctor's Office."

**99.2 The Registrant's Press Release dated February 26, 2001 entitled "Organogenesis Inc. and Novartis Pharma AG Broaden Relationship in the Field of Living Wound-Healing Products."

* Confidential treatment requested as to certain portions of the document, which portions have been omitted and filed separately with the Securities and Exchange Commission.

** Previously filed.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to Form 8-K on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ORGANOGENESIS
                                    -------------
                                    (Registrant)



Date: April 24, 2001               By: /s/ John J. Arcari
                                     ----------------------------------
                                    Name:  John J. Arcari
                                    Title: Vice President, Finance and
                                           Administration, Chief Financial
                                           Principal financial and Accounting
                                           Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number              Description
-------             -----------

* 10.1 Amendment V as of January 2, 2001 to the License and Supply Agreement, by and between Organogenesis, Inc. and Novartis Pharma AG., formerly Sandoz Pharma Ltd.

* 10.2 Securities Purchase Agreement, dated February 23, 2001 by and between Organogenesis, Inc. and Novartis Pharma AG., formerly Sandoz Pharma Ltd.

**99.1 The Registrant's Press Release dated February 8, 2001 entitled "HCFA Establishes National Level of Reimbursement for Apligraf Applied in a Doctor's Office."

**99.2 The Registrant's Press Release dated February 26, 2001 entitled "Organogenesis Inc. and Novartis Pharma AG Broaden Relationship in the Field of Living Wound-Healing Products."

* Confidential treatment requested as to certain portions of the document, which portions have been omitted and filed separately with the Securities and Exchange Commission.

** Previously filed.

                                       1